Rule One Fund

Ticker: RULRX

Supplement dated February 24, 2022
to the Prospectus and Statement of Additional Information dated May 1, 2021
(as supplemented from time to time)

Important Notice Regarding a Change in Principal Underwriter

At the August 24, 2021 Board of Trustees (“Board”) Meeting, the Board approved Foreside Fund Services, LLC as the new Principal Underwriter (“Foreside” or “Distributor”) for the Rule One Fund (the “Fund”).

Effective December 1, 2021, Foreside replaced First Dominion Capital Corp. (“FDCC”) as the Fund’s Distributor. All references in the Fund’s Prospectus and Statement of Additional Information to FDCC are removed in their entirety as it relates to providing ongoing distribution services to the Fund and replaced with Foreside in the capacities described herein.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-800-673-0550.

This Supplement and the existing Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-673-0550.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE